SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2003

                   ADIRONDACK PURE SPRINGS MT. WATER CO., INC.
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               (Exact Name of Registrant as Specified in Charter)

          NEW YORK                       0-30276                 11-3377469
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                 File No.)            Identification No.)

     100 Quentin Roosevelt Boulevard - Suite 404, Garden City, NY    11530
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     (Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code (516) 222-0100

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 24, 2003, Adirondack Pure Springs Mt. Water Co., Inc.'s (the "Company")independent auditor, Eric Bolin CPA, P.C. ("EB") of Rockville, Maryland notified the Company of its decision to cease to act as the Company's independent auditor for personal reasons.

During the Company's two (2) most recent fiscal years and any subsequent interim period preceding the resignation, the Company has had no disagreements with EB on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure.

No accountant's report on the financial statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for the following going concern qualification:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 12 to the financial statements, the Company has negative working capital and a significant accumulated deficit from operations. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 12. These financial statements do not include any adjustments that might result from the outcome of this uncertainty."

The Company has not yet appointed a successor independent accountant, but intends to do so in time for the timely completion of its Form 10-KSB for the year ended February 28, 2003 .

On February 25, 2003, the Company provided EB with a copy of a draft of this Form 8-K and requested that it furnish a letter to the Company, addressed to the Securities and Exchange Commission, stating that it agreed with the statements made herein or the reasons why it disagreed. The Company received a letter EB, dated February 25, 2003, stating that such firm agreed with the statements contained herein. This letter is being filed as an exhibit to this current report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.-

Exhibit No.    Description
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16.1 Letter on change of certifying accountant pursuant to Regulation S-B Section 304(a)(3).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2003

                               Adirondack Pure Springs Mt. Water Co., Inc.

                               By: /s/ DAVID SACKLER
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                               Name: David Sackler
                                     Title: President

                                  EXHIBIT INDEX
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Exhibit
  No.           Description
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16.1 Letter on change of certifying accountant pursuant to Regulation S-B Section 304(a)(3).